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                                                                    EXHIBIT J(3)




                                CONSENT OF COUNSEL



January 25, 2002


     We consent to the reference to us in the Prospectuses and Statement of Additional Information of the Hotchkis and Wiley Funds.


                                         /s/ Vedder, Price, Kaufman & Kammholz